UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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COLFAX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Colfax Corporation
420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701

ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, MAY 21, 2020

The following Notice relates to the Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of Colfax Corporation (the “Company”), dated April 9, 2020, provided to stockholders of the Company in connection with the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 21, 2020. As described below, the Annual Meeting will now be held in a virtual format only. In addition, on April 27, 2020, the Company issued the following press release related to the change to a virtual format.

This Supplement is being filed with the Securities and Exchange Commission and is being made available to stockholders on or about April 27, 2020.

THE NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

Colfax Corporation
420 National Business Parkway, 5th Floor
Annapolis Junction, MD 20701

NOTICE OF CHANGE TO VIRTUAL-ONLY FORMAT FOR THE ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON MAY 21, 2020

To Our Stockholders:

Due to public health considerations arising from the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders and employees, NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Stockholders of Colfax Corporation (the “Company”) will be held solely by means of remote communication, in a virtual format only. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 3:00 p.m. EDT. Stockholders will not be able to attend the Annual Meeting in person.

The items of business are the same as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 9, 2020 previously made available to stockholders entitled to vote at the Annual Meeting.

As described in the proxy materials for the Annual Meeting that we previously distributed, you are entitled to participate in the Annual Meeting if you were a stockholder at the close of business on April 2, 2020, the record date. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com. To attend the Annual Meeting, you must go to the meeting website at www.virtualshareholdermeeting.com/CFX2020 and enter the control number found on your proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you previously received. Once admitted, during the Annual Meeting, you may vote, submit questions and view the list of stockholders entitled to vote at the Annual Meeting by following the instructions available on the meeting website. We encourage you to log in to this website before the Annual Meeting begins. Online check-in will be available approximately 15 minutes before the meeting starts.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. If you have already voted, you do not need to vote again. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

Rules for the conduct of the Annual Meeting will be available on the meeting website. In the event of a technical malfunction or other situation that the meeting chair determines may affect the ability of the Annual Meeting to satisfy the requirements for a meeting of stockholders to be held by means of remote communication under the Delaware General Corporation Law, or that otherwise makes it advisable to adjourn the Annual Meeting, the chair of the Annual Meeting will convene the meeting at 4:00 p.m. EDT on the date specified above and at the Company’s headquarters solely for the purpose of adjourning the meeting to reconvene at a date, time and physical or virtual location announced by the meeting chair. In such event, we will post information regarding the chairman’s announcement on the Investors page of the Company’s website at http://ir.colfaxcorp.com.

If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual shareholder meeting login page at www.virtualshareholdermeeting.com/CFX2020.

Dated: April 27, 2020 By Order of the Board of Directors,

Bradley J. Tandy
SVP, General Counsel and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 21, 2020: The materials for the Annual Meeting on May 21, 2020 at 3:00 p.m. EDT will be available at www.virtualshareholdermeeting.com/CFX2020. The proxy statement and Annual Report also are available on the Company’s website at our Investors page at http://ir.colfaxcorp.com. Additionally, you may access our proxy materials at www.proxyvote.com, a site that does not have “cookies” that identify visitors to the site.

Colfax Corporation to Hold 2020 Annual Meeting of Stockholders

in Virtual Format Due to COVID-19 Precautions

ANNAPOLIS JUNCTION, MD - April 27, 2020 - Colfax Corporation (NYSE: CFX), a leading diversified technology company, today announced that due to public health considerations arising from the coronavirus outbreak (COVID-19) and to support the health and well-being of its stockholders and employees, the format of the Annual Meeting has been changed and now will be held solely by means of remote communication, in a virtual format. As previously announced, the Annual Meeting will be held on Thursday, May 21, 2020 at 3:00 p.m. EDT. The items of business are the same as previously announced. Stockholders will not be able to attend the Annual Meeting in person.

As described in the proxy materials for the Annual Meeting previously distributed, stockholders at the close of business on April 2, 2020, the record date, are entitled to participate in and vote at the Annual Meeting. To attend the Annual Meeting at www.virtualshareholdermeeting.com/CFX2020, stockholders entitled to vote at the Annual Meeting must enter the control number found on their proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials that was previously made available.

The meeting’s virtual format will provide stockholders the ability to participate and ask questions during the meeting. Stockholders may vote in advance of the Annual Meeting at www.proxyvote.com and may vote during the Annual Meeting by following the instructions available on the meeting website at www.virtualshareholdermeeting.com/CFX2020. Whether or not they plan to attend the Annual Meeting, we urge all stockholders to vote in advance of the meeting by using one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used by stockholders to vote their shares in connection with the Annual Meeting. Further information is set forth in materials that Colfax will file today with the Securities and Exchange Commission.

About Colfax Corporation

Colfax Corporation is a leading diversified technology company that provides orthopedic and fabrication technology products and services to customers around the world, principally under the DJO and ESAB brands. Colfax believes that its brands are among the most highly recognized in each of the markets that it serves. The Company uses its Colfax Business System (“CBS”), a comprehensive set of tools, processes and values, to create superior value for customers, shareholders and associates. Colfax’s common stock is traded on the NYSE under the ticker “CFX.”

Contact:

Mike Macek

Vice President Colfax Corporation

+1-302-252-9129

investorrelations@colfaxcorp.com